                                                                   EXHIBIT 10.34

                          BILL OF SALE AND ASSIGNMENT

     THIS BILL OF SALE AND ASSIGNMENT is made as of July 9, 1997, by NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("SELLER"), in favor of BRIM HOSPITALS, INC., an Oregon corporation ("BUYER"). Buyer is reacquiring from Seller certain real property originally transferred by Buyer to Seller pursuant to that certain Purchase and Sale Agreement dated as of April 11, 1994, by and between Buyer and Seller (the "PURCHASE AGREEMENT"). All initially-capitalized terms used herein and not otherwise defined herein shall have the same meaning given such terms in the Purchase Agreement.

     FOR VALUE RECEIVED, receipt of which is hereby acknowledged, Seller does hereby grant, bargain, sell, convey, assign, transfer, set over, deliver to and vest in Buyer, its successors and assigns forever, all of Seller's right, title and interest in and to all of the following property, whether now existing or hereafter arising:

          (a) All fixtures, furniture, equipment, furnishings, and other personal property which relate in any way to the construction, use, occupancy, operation, development or marketing of the Land, which real property is more particularly described on Exhibit A attached hereto, or the improvements or the Fixtures (collectively, the "REAL PROPERTY") wherever the same may be located, on the Land or otherwise, including without limitation, the personal property and equipment described on Exhibit B attached hereto;

          (b)  All of the Personal Property;

          (c)  All of the Intangible Property;

          (d)  All of the Permits;

          (e)  All Warranties;

          (f) All utility deposits made (and any refunds thereof) and any and all other funds deposited as security for the fulfillment of any of the obligations of Seller in connection with the Property or any portion thereof;

          (g) All deposits and bonds of Seller relating to the Property or any portion thereof, including, without limitation, deposits and bonds provided to any governmental agency for construction, use or operation of the Property;

          (h) All original reports, drawings, plans, blueprints, studies, specifications, certificates of occupancy, building permits and grading permits relating to or any part of the Real Property and all amendments, modifications, supplements, general conditions and addenda thereto. In the event Seller reasonably requires copies thereof, Seller hereby covenants and agrees that it shall cooperate and comply in a timely manner with Buyer's reasonable requests for delivery of copies of all financial documents, instruments, bills, checks, invoices and other books and records relating to all or any part of the Property;

          (i) All warranties and guaranties, whether oral or written, of manufacturers, vendors, contractors and subcontractors relating to the construction, development or work performed or to be performed in connection with the Property;

          (j) All of Seller's legal and equitable claims, causes of action, and rights against the architects, engineers, designers, contractors, subcontractors, suppliers and materialmen and any other party who has supplied labor, services, materials or equipment, directly or indirectly, in connection with the design, planning, marketing, construction, manufacturing or operation of all or any part of the Property;

          (k) All contracts of sale, if any, affecting the Property or any portion thereof;

          (l) All deposits under any contracts of sale referred to in subparagraph (k) above;

          (m) Any interest which Seller has in any tradenames including, without limitation the name "Ojai Valley Community Hospital", tradestyles, service marks, logos, letterheads, advertising symbols, goodwill, advertising rights and all media items used in connection with the operation of the Property or any portion thereof, other than the general corporate trademarks, service marks, logos or insignia of Seller; and

          (n) All general intangibles and other intangible property used in connection with the construction, use, operation, occupancy, development or marketing of the Property or any portion thereof.

          Seller hereby represents and warrants to Buyer that Seller is the owner of all right, title and interest in and to the above property, that said property is free and clear of all liens, charges and encumbrances created by or imposed against Seller and that Seller has full right, power and authority to sell said property and to make this Bill of Sale and Assignment. Seller shall warrant and forever defend title to said property unto Buyer.

     IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of the day and year first above written.


                                        "SELLER"
                                        --------

                                        NATIONWIDE HEALTH PROPERTIES, INC.,
                                        a Maryland corporation


                                        By: /S/ Gary E. Stark
                                           --------------------------------
                                             Gary E. Stark, Vice President

                                   EXHIBIT A

                            DESCRIPTION OF PROPERTY

PARCEL 1:

A part of Tract No. 8 of the Bard Subdivision of the Rancho Ojai, in the City of Ojai, County of Ventura, State of California, as per map thereof recorded in Book 5, Page 25 1/2 of Maps, in the office of the County Recorder of said County, described as follows:

Beginning at a 1-inch iron pipe set in the Southerly line of Meiners Road (formerly Matilija Road) at the Northeast corner of that certain parcel of land as conveyed to Hattie McDonnell Russell by deed recorded in Book 29, Page 262 of Official Records; thence from said point of beginning,

1st: South 73 degrees 24' East 139.24 feet along the Southerly line of said Meiners Road to a ford axle set at the Northwest corner of that certain parcel of land as conveyed to Clara R. Barlow by deed recorded in Book 67, Page 181 of Official Records; thence,

2nd: South 18 degrees 36' West 749.59 feet along the Westerly line of said lands of Clara R. Barlow and the Southwesterly prolongation of same; at 175.00 feet a ford axle set at the Southwest corner of said lands of Clara R. Barlow; at 749.59 feet a 1-inch iron pipe; thence,

3rd: North 73 degrees 24' West 146.88 feet to a 1-inch pipe set at the Southeast corner of said lands of Hattie McDonnell Russell; thence,

4th North 19 degrees 11' East 749.90 feet along the Easterly line of said lands of Hattie McDonnell Russell to the point of beginning.


PARCEL 2:

A portion of Tract No. 8 of the Bard Subdivision of Rancho Ojai, in the city of Ojai, County of Ventura, State of California, according to the map recorded in Book 5, Page 25 1/2 of Maps, in the office of the County Recorder of said County, described as follows:

Beginning at the Northeast corner of the land described in deed to Edward R. Lambert and wife, recorded July 1, 1953 in Book 1142, Page 222, Official Records; thence along the East line of said land,

1st:  South 19 degrees 11' West 751.50 feet to an angle point therein; thence,

2nd: South 73 degrees 24' East 219 feet, more or less to the most Westerly corner of the land conveyed to

Adam Rodriguez and wife by deed recorded in Book 680, Page 483 of Official Records; thence along the West line of said land of Rodriguez,

3rd: North 19 degrees 11' 749.90 feet to a point on the South line of Cuyama Road (formerly Matilija Road) 40 feet wide; thence along the Southerly line of said land,

4th: North 73 degrees 24' West 218.96 feet to the point of beginning.

EXCEPT from the Northerly 1.885 acres of said land an undivided 60% of all oil, gas and other hydrocarbon substances, without the right of entry above a depth of 500 feet from the surface of said land for the development of said oils and minerals, as reserved by George S. Biggers, et ux., in deed recorded February 19, 1959 in Book 1704, Page 278, Official Records.

PARCEL 3:

A portion of Tract No. 8 of the Bard Subdivision of Rancho Ojai, in the City of Ojai, County of Ventura, State of California, according to the map recorded in Book 5, Page 25-1/2 of Maps, in the office of the County Recorder of said County, described as follows:

Commencing at the Northeast corner of the land described in deed to Edward R. Lambert and wife, recorded July 1, 1953 in Book 1142, Page 222 of Official Records; thence along the East line of said land, South 19 degrees 11' West
751.50 feet to an angle point therein, said point being to the true point of beginning; thence continuing along said East line,

1st: South 16 degrees 11' West 362.25 feet to a point in the Northerly line of that certain strip of land conveyed to Ventura County by deed recorded in Book 384, Page 436 of Official Records; thence,

2nd: South 74 degrees 55' East 205.80 feet to the Southwest corner of the land described in Parcel 1 deeded to William E. Weidermann, et al., recorded September 17, 1958 in Book 1654, Page 451 of Official Records; thence along the West line of the land last referred to,

3rd: Northerly in a direct line to the Northwest corner of said land, at the most Westerly corner of the land conveyed to Adam Rodriguez and wife by deed recorded in Book 680, Page 483, Official Records; thence,

4th: North 73 degrees 24' West 219 feet, more or less to the point of beginning.

                                   EXHIBIT B

                               PERSONAL PROPERTY

                           LANDLORD PERSONAL PROPERTY


C                 ASSET                                     DATE
L    NUMBER    DESCRIPTION         LOCATN Co                ACORD
A    00001     LAMINAR AIR FL      7021                     06/87
A    00004     FACSIMILE MACH      8510                     06/87
A    00005     REFURB AIR CON                               06/87
A    00013     POWER GENERATO      8480                     08/87
A    00015     MEDICATION CAR      7050                     09/87
A    00016     WATER SOFTENER      8480                     09/87
A    00017     OPERATING ROOM      7021                     09/87
A    00018     DIETARY EQUIPM      8340                     10/87
A    00019     PEDIATRIC SCAL      6170                     10/87
A    00020     LAB DICTATION       7060                     10/87
A    00021     CHILD BEARING       6160                     11/87
A    00022     2 ROTARY VANE       8480                     11/87
A    00023     MINOR SURGERY       7021                     11/87
A    00024     ICEMAKER            8340                     10/88
A    00029     COULTER COUNTE      7010                     06/88
A    00030     WATER HEATER        6202                     07/88
A    00031     HEAT EXCHANGE/      7021                     07/88
A    00032     INTERCOM SYSTE      7030                     07/88
A    00033     BEAR VENTILATO      7180                     08/88
A    00034     INTERCOM CONV       7030                     10/88
A    00035     EMPLOYEE NAME       8650                     10/88
A    00036     PHYSICAL THERA      7200                     10/88
A    00037     PC & PRINTER        8610                     11/88
A    00038     ULTRASOUND PRO      7165                     01/89
A    00039     COAG ANALYZER       7060                     01/89
A    00041     FETAL HEART MO      6160                     04/89
A    00042     BOILER              8480                     02/89
A    00043     TRACTION TABLE      7200                     04/89
A    00044     STRETCHER BEDS      7030                     05/89
A    00045     PHONE RELOCATE      8550                     02/90
A    00046     HYPO/HYPERTHER      6010                     12/89
A    00047     INFANT WARMER       6170                     09/89
A    00048     MONITOR CABLE       6160                     04/90
A    00049     BP MONITOR          7230                     04/90
A    00050     WORD PROCESSIN      8610                     04/90
A    00051     SHU A/C ARCHIT      6202                     01/90
A    00055     SHU A/C ARCHIT      6202                     09/89
A    00056     SHU A/C ARCHIT      6202                     12/89
A    00062     LASER JET PRIN      8510                     05/90
A    00063     ARTHROSCOPE         7021                     07/90
A    00064     BRONCHOSCOPE        7021                     07/90
A    00068     PORTABLE WHIRL      7200                     10/90

                                                                          Page 2

C                 ASSET                                     DATE
L    NUMBER    DESCRIPTION         LOCATN Co                ACORD
A    00069     FOOD MAINTENAN      8340                     10/90
A    00071     CABLE/TERMINAL      8540                     10/90
A    00072     PT EXAM TABLE       7200                     10/90
A    00073     WATER SYSTEM        8480                     10/90
A    00074     WATER SYSTEM        8480                     11/90
A    00075     FACSIMILE MACH      8530                     11/90
A    00078     CHOLECYSTO MAC      7021                     12/90
A    00083     CONV OUTLETS -      6202                     03/91
A    00084     SPIROMETER          7080                     03/91
A    00085     U.S. STIM UNIT      7165                     03/91
A    00086     REFRIGERATOR        8340                     04/91
A    00087     REFRIGERATOR        8340                     04/91
A    00088     VENTILATOR          7180                     04/91
A    00089     AUTOCLAVE           7420                     04/91
A    00091     AUTOCLAVE INST      7120                     05/91
A    00092     COMPUTERS - 2       8510                     05/91
A    00093     COMPUTER - LAB      7060                     05/91
A    00094     MODEMS - MED R      8700                     05/91
A    00095     GI COAGULATOR       7420                     06/91
A    00096     GI COAGULATOR       7420                     06/91
A    00098     SKU WATER HEAT      6202                     07/91
A    00104     GENERATOR FUEL      8480                     09/91
A    00105     NIT OXIDE TANK      7010                     09/91
A    00109     DRAPES-ACUTE R      6080                     09/91
A    00115     CABINETS - PHA      7170                     12/91
A    00119     CURTAINS - ER       7021                     01/92
A    00123     REFRIGERATOR-B      7060                     01/92
A    00124     MICRO 100 WIRE      7021                     01/92
A    00125     FLOOR CARE MAC      8460                     01/92
A    00126     DEFIB MONITOR       6010                     01/92
A    00128     BLOOD PRESSURE      6160                     01/92
A    00129     WIRE SHELVING       8420                     01/92
A    00153     HEALTH PROMO C      8480                     11/87
A    00154     M/S REMOV-DRS       7021                     11/87
A    00155     SMF/COU REMOV-      6202                     10/87
A    00156     SMF/COU FURNIT      6202                     10/87
A    00157     DIET FOOD STA       8340                     10/87
A    00159     C-ARM SURGERY       7021                     01/88
A    00160     PORTABLE X-RAY      7170                     01/88
A    00161     FURNITURE-MED/      6080                     03/88
A    00163     FURNITURE-MED/      6080                     04/88
A    00164     PHONE SYSTEM        8480                     04/88

C     FAS         ASSET                                     DATE
L    NUMBER    DESCRIPTION         LOCATN Co                ACORD
A    00171     ZIMMER O/R SAW      7021                     09/89
A    00173     A/C UNIT - DP       8540                     02/90
A    00175     SKU A/C UNITS       6202                     09/89
A    00178     O.R. CABINETS       7021                     02/89
A    00276     HEAT,VENTILATI      6015                     06/87
A    00279     A/C 5 TONE LEN      6080                     06/87
A    00281     A/C MPNCA-024       7010                     06/87
A    00283     A/C UNIT INSTA      7021                     06/87
A    00285     LIGHTING-NEW L      7060                     06/87
A    00286     AIR CONDITIONI      7060                     06/87
A    00288     FUME HOOD, VAC      7060                     06/87
A    00291     GENERATOR SET       7140                     06/87
A    00292     ELEC WIRING/CT      7145                     06/87
A    00293     ELEC FEED/WIRI      7145                     06/87
A    00294     INSTALL CABS/C      7230                     06/87
A    00296     EXHAUST FAN 87      8470                     06/87
A    00297     A/C ECONIZER,V      8470                     06/87
A    00299     LIGHTS & FLORE      8470                     06/87
A    00301     GAS TANK OVERF      8470                     06/87
A    00302     PIPE INSULATIO      8470                     06/87
A    00304     INSTALL GENERA      8480                     06/87
A    00306     INSTALL HAND R      8480                     06/87
A    00307     WATER HEATER 1      8480                     06/87
A    00308     A/C CONDENSOR       8480                     06/87
A    00309     A/C CONDENSOR       8480                     06/87
A    00310     A/C CONDENSOR       8480                     06/87
A    00311     BOILER STEAM F      8480                     06/87
A    00312     INSTALL BOILER      8480                     06/87
A    00314     FIXED EQUIP AD      8610                     06/87
A    00315     BAL FED FIXED       8610                     06/87
A    00316     FIXED EQUIP AD      8610                     06/87
A    00317     FIXED EQUIP AD      8610                     06/87
A    00318     FIXED EQUIP AD      8610                     06/87
A    00323     FIRE SUPPRESSI      8610                     06/87
A    00324     AIR DUCTS THER      8610                     06/87
A    00325     INSTL HANDRAIL      8610                     06/87
A    00333     BED HOSP ELEC       6015                     06/87
A    00335     BED HOSP ELEC       6015                     06/87
A    00336     BED HOSP ELEC       6015                     06/87
A    00337     BED HOSP ELEC       6015                     06/87
A    00338     BED HOSP ELEC       6015                     06/87
A    00339     LIFT/SCALE-2        6015                     06/87

C     FAS         ASSET                                     DATE
L    NUMBER    DESCRIPTION         LOCATN Co                ACORD
A    00341     MEDI PREP           6015                     06/87
A    00392     MISC. CABS,TAB     6081                     06/87
A    00393     BED HOSP ELEC       6081                     06/87
A    00403     ICE MACHINE         6081                     06/87
A    00428     BED HOSP ELEC       6081                     06/87
A    00429     BED HOSP ELEC       6081                     06/87
A    00430     BED HOSP ELEC       6081                     06/87
A    00431     BED HOSP ELEC       6081                     06/87
A    00432     BED HOSP ELEC       6081                     06/87
A    00433     BED HOSP ELEC       6081                     06/87
A    00434     BED HOSP ELEC       6081                     06/87
A    00435     BED HOSP ELEC       6081                     06/87
A    00439     MEDICATION CAR      6081                     06/87
A    00450     BED HOSP ELEC       6160                     06/87
A    00451     BED HOSP ELEC       6160                     06/87
A    00452     BED HOSP ELEC       6160                     06/87
A    00453     BED HOSP ELEC       6160                     06/87
A    00455     BED HOSP ELEC       6160                     06/87
A    00458     VACUUM EXTRACT      6160                     06/87
A    00478     INCUBATOR OHIO      6170                     06/87
A    00479     INCUBATOR INFA      6170                     06/87
A    00483     LIGHT, WARNING      6170                     06/87
A    00534     MISC CABS, TAB      6181                     06/87
A    00535     IMPRINTER-FARR      6181                     06/87
A    00576     COUCH - FABRIC      6181                     06/87
A    00582     MISC TABLES &       6202                     06/87
A    00675     FIBERGLASS BAT      6202                     06/87
A    00684     12 DINING ROOM      6202                     06/87
A    00687     OB TABLE            7010                     06/87
A    00691     INFANT INCUBAT      7010                     06/87
A    00697     BIRTHING BED        7010                     06/87
A    00707     SURG INSTR - C      7021                     06/87
A    00708     TABLE OR AFFIL      7021                     06/87
A    00709     LIGHT OR ORBIT      7021                     06/87
A    00720     MICROSCOPE O/R      7021                     06/87
A    00734     ENT BINOC VIEW      7021                     06/87
A    00736     LARYNGOSCOPE        7021                     06/87
A    00740     COLONFIBERSCOP      7021                     06/87
A    00741     ORTHOPEDIC TAB      7021                     06/87
A    00742     SURGICAL LIGHT      7021                     06/87
A    00746     SAW, SAGITTAL       7021                     06/87
A    00747     OEPRATING TABL      7021                     06/87

C    PAS   ASSET                                               DATE
L NUMBER DESCRIPTION       LOCATION CO.                        ACORD
A 00763  STERILIZER CAS    7050                                06/87
A 00764  STERILIZER        7050                                06/87
A 00765  AERATOR           7050                                06/87
A 00766  PRINTER           7050                                06/87
A 00796  CERTRIFUGE - S    7060                                06/87
A 00800  CENTRIFUGE REF    7060                                06/87
A 00801  CHEMISTRY ANAL    7060                                06/87
A 00803  CELL WASHER       7060                                06/87
A 00829  CRYOSTAT          7070                                06/87
A 00830  TISSUE PROCESS    7070                                06/87
A 00831  MICROSCOPE A/O    7070                                06/87
A 00836  PULMONARY FUNC    7080                                06/87
A 00837  HOSP BED 3 CR     7080                                06/87
A 00840  MOBILE X-RAY U    7140                                06/87
A 00841  MOBILE C-ARM      7140                                06/87
A 00844  X-RAY SYSTEM      7140                                06/87
A 00845  X-RAY SYSTEM      7140                                06/87
A 00863  MOBILE X-RAY U    7140                                06/87
A 00892  VENTILATOR        7180                                06/87
A 00899  BED-POSTURAL O    7180                                06/87
A 00931  STRETCHER - 62    7230                                06/87
A 00932  STRETCHER - M     7230                                06/87
A 00933  STRETCHER - TR    7230                                06/87
A 00944  POTS, PANS, 01    8340                                06/87
A 00945  DIMING RM TABL    8340                                06/87
A 00949  FREEZER - TRAU    8340                                06/87
A 00955  MEAT SLICER       8340                                06/87
A 00972  UTILITY REFRIG    8340                                06/87
A 00974  FOOD SERVICE T    8340                                06/87
A 00975  FOOD SERVICE T    8340                                06/87
A 00976  FOOD SERVICE T    8340                                06/87
A 00981  15' SERVING CO    8340                                06/87
A 00983  HOOD EXHAUST      8340                                06/87
A 00995  DISHWASHER, ST.   8340                                06/87
A 00998  OVEN/RANGE - D    8340                                06/87
A 01015  MISC EQUIP-CHA    8460                                06/87
A 01016  MISC EQUIP-CHA    8460                                06/87
A 01023  FLOOR MACH ISS    8460                                06/87
A 01065  CABINET           8510                                06/87
A 01120  PERFORATOR        8540                                06/87
A 01191  TABLE, RITTER     8610                                06/87

C    PAS   ASSET                                               DATE
L NUMBR  DESCRIPTION       LOCATN CO                           ACORD
A 01205  WOOD CABINETS     8610                                06/87
A 01273  MONITOR PAT M/    6015                                06/87
A 01274  MONITOR PAT M/    6015                                06/87
A 01275  MONITOR PAT M/    6015                                06/87
A 01276  MONITOR PAT M/    6015                                06/87
A 01277  MONITOR PAT M/    6015                                06/87
A 01278  RECEIVER TELEX    6015                                06/87
A 01279  RECEIVER TELEX    6015                                06/87
A 01283  MONITOR PAT M/    6015                                06/87
A 01284  DEFRIBILLATOR     6015                                06/87
A 01288  MONITOR, DIMAN    6015                                06/87
A 01289  PACEMAKER, TEM    6015                                06/87
A 01298  CURTAINS          6080                                06/87
A 01299  MATTRESS MAXIF    6080                                06/87
A 01317  DEFIBRILLATOR     6081                                06/87
A 01326  CARPETING         6081                                06/87
A 01326  MATTRESSES        6081                                06/87
A 01334  MONITOR, INFANT   6160                                06/87
A 01336  MONITOR, EGG/RE   6170                                06/87
A 01344  CARPET CDU MAL    6181                                06/87
A 01346  CHAIR SCALE       6202                                06/87
A 01350  MONITOR FETAL     7010                                06/87
A 01352  LECTURESCOPE L    7021                                06/87
A 01353  OSTEO COMPRESS    7021                                06/87
A 01369  VIDEO STS MICR    7021                                06/87
A 01370  PROJECTOR CIME    7021                                06/87
A 01373  PROJECTOR         7021                                06/87
A 01373  CAMERA - ARTHA    7021                                06/87
A 01377  LANINECTONY       7021                                06/87
A 01378  OSTEO COMPRESS    7021                                06/87
A 01379  FIBEROPTIC EQU    7021                                06/87
A 01381  MONITOR FOR PA    7021                                06/87
A 01382  DRILL MICRO 50    7021                                06/87
A 01383  ARTHROSCOPIC S    7021                                06/87
A 01384  OXIMETER, OXYGE   7021                                06/87
A 01385  ARTHROSCOPIC R    7021                                06/87
A 01387  DRILL MAXI AIR    7021                                06/87
A 01388  LAPAROSCOPE       7021                                06/87
A 01391  AMES UNIT-OMIO    7040                                06/87
A 01393  MONITOR-BLOOD     7040                                06/87
A 01394  MONITOR-VITAL     7040                                06/87
A 01395  MCM VITAL SIGN    7040                                06/87

C                 ASSET                                     DATE
L    NUMBER    DESCRIPTION         LOCATN Co                ACORD
A    01398     AMES MACHINE M      7040                     06/87
A    01410     COUNTER-MUC ME      7060                     06/87
A    01412     CHEMISTRY ANAL      7060                     06/87
A    01414     URINOMETER          7060                     06/87
A    01415     CONSOLE TISSUE      7060                     06/87

A    01418     CULTURE & SENS      7060                     06/87
A    01421     ANALYZER-PH/BL      7080                     06/87
A    01422     BLOOD GAS ANAL      7080                     06/87
A    01423     ABG INTERPRETA      7080                     06/87
A    01424     EKG MACHINE         7110                     06/87
A    01429     IMAGE INTENSIF      7140                     06/87
A    01430     CHEST GRID PIC      7140                     06/87
A    01433     PROCESSOR X-RA      7140                     06/87
A    01435     ILLUMINATOR X-      7140                     06/87
A    01438     CONSOLE-ULTRAS      7140                     06/87
A    01440     LINEAR RAY MOD      7146                     06/87
A    01441     ULTRASOUND UNI      7146                     06/87
A    01442     CAMERA - DUNN       7146                     06/87
A    01443     COMPAQ COMPUTE      7170                     06/87
A    01445     WHEELWRITER 5'      7170                     06/87
A    01451     SENSOR CABLE 7      7180                     06/87
A    01457     DEFIBRILLATOR       7230                     06/87
A    01460     BLOOD PRESSURE      7230                     06/87
A    01461     RADIO ANTENNA       7230                     06/87
A    01470     CARPETING           8460                     06/87
A    01471     DRAPE/CUBE/CUR      8460                     06/87
A    01479     CARPET 75 SQ Y      8470                     06/87
A    01481     PLUMBERS SNAKE      8470                     06/87
A    01491     CARPETING-2ND       8480                     06/87
A    01494     PAPER SHREDDER      8510                     06/87
A    01495     PHOTOCOPIER         8510                     06/87
A    01497     PERSONAL COMPU      8510                     06/87
A    01508     MICROFICHE REA      8540                     06/87
A    01511     PHOTOCOPIER -       8560                     06/87
A    01512     EQUIP ADDITION      8610                     06/87
A    01518     TYPEWRITER-QUI      8610                     06/87
A    01519     WHEELWRITER -       8610                     06/87
A    01522     COPIER MSC          8610                     06/87
A    01524     STIMULATION EQ      8610                     06/87
A    01536     WHEELWRITER 40      8700                     06/87
A    01540     RHYTHM SIMULAT      8740                     06/87

C                 ASSET                                     DATE
L    NUMBER    DESCRIPTION         LOCATN Co                ACORD
A    01552     Dr. Lounge Fur      8610                     05/88
A    01553     Health Promo F      8740                     05/88
A    01559     PATIENT TVS                                  03/92
A    01560     H/R LASER PRIN                               04/92
A    01561     FRAMED PRINTS                                03/92
A    01562     ICEMAKER                                     03/92
A    01577     MICROTONE                                    03/92
A    01578     PT RM CURTAINS      6160                     01/92
A    01579     FLOOR CARE EQ.      8460                     01/92
A    01580     OR PULSE OXIME                               01/92
A    01581     STERILIZER BAS      7420                     01/92
A    01585     LAP CHOLI           7021                     07/92
A    01586     IBM SYSTEM/36       8540                     07/92
A    01587     VIP-RX COMPUTE      7170                     07/92
A    01589     FURNITURE-MULT      9310                     07/92
A    01590     LOBBY FURN-MUL      9310                     07/92
A    01591     MISC FRAMED PR      8610                     07/92
A    01592     MISC FRAMED PR      8610                     07/92
A    01594     COMPUTER TERMI      9310                     07/92
A    01595     DRAPES-PATIENT      6080                     07/92
A    01596     MEDICAL CLINIC      9312                     07/92
A    01597     BIOHAZARD HAMP      8460                     07/92
A    01600     DRAPES-MULTI S      9310                     07/92
A    01607     FIBROSCOPE REP      7021                     07/92
A    01609     RX CABINETS         7170                     07/92
A    01611     ADMITTING EMBO                               09/92
A    01612     AG PROCESSOR R                               12/92

A    01614     OR JV EQUIP                                  10/92
A    01615     FIBERSCOPE REP                               07/93
A    01616     OR VIDEO EQUIP                               02/93

A    01618     PURCH. COMPUTE                               10/92
A    01619     P.T. EXER EQPT                               03/93
A    01636     M/SPEC TERMINA                               07/92
A    01638     ACCUTEMP/OS AI                               05/93
A    01640     ACCUTEMP AIR C                               06/93